UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 23, 2011

FORTINET, INC.

(Exact name of registrant as specified in its charter)

State of Delaware	001-34511	77-0560389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1090 Kifer Road

Sunnyvale, CA 94086

(Address of principal executive offices, including zip code)

(408) 235-7700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Stockholder Approval of the 2011 Employee Stock Purchase Plan

At the Annual Meeting of Stockholders of Fortinet, Inc. (“Fortinet” or the “Company”) held on June 23, 2011 (the “Annual Meeting”), the stockholders of Fortinet voted on and approved the Fortinet, Inc. 2011 Employee Stock Purchase Plan (the “Purchase Plan”). Fortinet’s Board of Directors approved the Purchase Plan in April 2011 and reserved a total of 8,000,000 shares of Fortinet’s common stock (as adjusted for the two-for-one stock split effected on June 1, 2011) for purchase under the Purchase Plan, subject to stockholder approval at the Annual Meeting. Fortinet’s named executive officers may participate in the Purchase Plan. The terms and conditions of the Purchase Plan are described in Fortinet’s Proxy Statement dated April 29, 2011. The Purchase Plan is filed as Exhibit 10.1 hereto and is hereby incorporated by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Note all share numbers in this Item 5.07 are set forth without adjustment for the two-for-one stock split effected on June 1, 2011. At the Annual Meeting, proxies representing 67,953,024 shares of common stock, or approximately 89.55% of the total outstanding shares, were present and voted on the five proposals presented at the Annual Meeting as follows:

Proposal One – Election of Directors

Fortinet’s stockholders approved the election of two Class II directors to Fortinet’s Board of Directors by the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
John Walecka	59,268,103	462,284	8,222,637
Michael Xie	59,238,228	492,159	8,222,637

Proposal Two – Ratification of Appointment of Independent Registered Accounting Firm

Fortinet’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2011 by the following votes:

Votes For	Votes Against	Abstentions
67,717,594	225,695	9,735

Proposal Three – Approval of the 2011 Employee Stock Purchase Plan

Fortinet’s stockholders approved the 2011 Employee Stock Purchase Plan by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
58,269,822	1,455,075	5,490	8,222,637

Proposal Four – Advisory Vote on Executive Compensation

The stockholders cast their votes with respect to the advisory vote on Fortinet’s executive compensation as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
59,236,146	462,077	15,939	8,238,862

Proposal Five – Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

The stockholders cast their votes with respect to the advisory vote on the frequency of future advisory votes on Fortinet’s executive compensation as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
56,705,904	327,622	2,663,853	16,783	8,238,862

In accordance with the recommendation of its Board of Directors and the voting results of the stockholders of Fortinet on this advisory proposal, Fortinet will hold annual advisory votes on the compensation of its named executive officers. The next required advisory vote on the frequency of approval of the compensation of its named executive officers will take place no later than Fortinet’s annual meeting of stockholders in 2017.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Fortinet, Inc. 2011 Employee Stock Purchase Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTINET, INC.

By:	/s/ John Whittle
John Whittle
Vice President and General Counsel

Date: June 24, 2011

EXHIBIT INDEX

Exhibit No.	Description

10.1	Fortinet, Inc. 2011 Employee Stock Purchase Plan